                            FIRST EAGLE FUNDS
                            -------------------------
                               SEMI-ANNUAL REPORT -- APRIL 30, 2000




                                     [LOGO]

Dear Fellow Investors:

    The First Eagle Funds ended their fiscal semi-annual period on April 30, 2000. First Eagle Fund of America and First Eagle International Fund performances for their no-load Class Y shares relative to the indices are described below.

    The net asset value of FIRST EAGLE FUND OF AMERICA'S Class Y shares increased 0.40%, adjusted for distributions for the period from November 1, 1999 through April 30, 2000, while the unmanaged Standard & Poor's 500 Stock Index, adjusted for distributions, increased 7.15% for the same period. Additionally, the unmanaged Russell Midcap Value Index, adjusted for distributions, was up 2.22% for the period from November 1, 1999 through April 30, 2000.

    The net asset value of FIRST EAGLE INTERNATIONAL FUND'S Class Y shares increased 14.96%, adjusted for distributions for the period from November 1, 1999 through April 30, 2000, while the broad-based, unmanaged Morgan Stanley Capital International SA (MSCI) Europe, Australia, Far East Index (EAFE), adjusted for distributions, was up 6.72% for the same period. In addition, the unmanaged MSCI World Ex-USA Index, adjusted for distributions, was up 7.74% for the period from November 1, 1999 through April 30, 2000.

    As always, we take this opportunity to review with our shareholders the activity of the Funds and the principles which guide us in the day-to-day business of investing the funds you have entrusted to us.


    The economy continues to display few signs of yielding to the contractionary influences of rising interest rates or oil prices. With the economy at full employment, and fearing the effect of too rapid economic growth on wages and output prices, the Federal Reserve remains committed to an approach of gradual preemptive rate increases to forestall the emergence of inflationary forces. How long this tug-of-war might endure is of course not known, as is the question of how high rates will need to be raised, and whether the Fed can once again engineer the soft landing achieved at the end of 1994. Otherwise lacking the precision of a crystal ball we continue to be optimistic that the economy will submit to basic economic forces of contraction. We are encouraged that the emergence of new technologies, global competition, and disciplined corporate practices will lead to a more balanced rate of economic growth, and avoid the imposition of a credit squeeze which would be required to restrain more threatening inflationary conditions. The most recent travails of the

NASDAQ marketplace may provide the earliest and most encouraging evidence that Fed policy is beginning to bite.


    Over the semi-annual period, FIRST EAGLE FUND OF AMERICA'S investment results reflect the offsetting influences of achievement coupled with disappointment. The two issues that dominated the investment landscape continued to be the strength of the economy and the divergence between 'old' and 'new' economy stocks. Shares of old economy companies have been punished in a classic bear market response to rising interest rates, while the highest flying technology, telecommunication and biotechnology companies appeared immune to the influence of rising interest rates on valuation. We have been cautious of the overall market in light of our broadly held belief that the threat of an economy expanding too rapidly would lead the Federal Reserve to continue to raise interest rates. Old economy stocks have reacted predictably to rising short-term interest rates. This phenomenon has been inflamed by the continued performance of a narrow sector of the market which seems to be immune to the effect of rising rates on valuation and further siphons off investment flows from the old economy. Most recently it appears that this valuation arbitrage has become too extreme, and that market forces in their inimitable way will likely self-correct. In addition, given where values are in the market, we believe that M&A activity should begin to pick up.

    In reviewing our results we are struck by the immense divergence of performance among stocks in our portfolio. The enthusiasm with which the market endorses an investment concept is only matched by the ruthlessness to which it treats disappointment or uncertainty. This no doubt is symptomatic of a bifurcated market. Our successes were predictably companies representing attractive values in businesses, which if our investment premise proved correct, offered the opportunity to be rewarded. This included meaningful gains in stocks such as Nextel Communications, News Corp, Comdisco, Apple Computer, GM Hughes, Harris Corp, Sungard Data Systems, Amgen Inc., and L-3 Holdings, all of which rose in excess of 20%. Additionally the proposed acquisition by CitiCorp of the minority position in Travelers Property contributed to our results. These successes however were offset by other meaningful disappointments such as Finova and Loral Space. Both companies have been long-term investments for us with seasoned managements whom we know well and in whom we have a high level of confidence. The market's volatile reaction to short-term problems appears excessive.

    Now we turn to the global community and the economic environment that helped shape the performance of the FIRST EAGLE INTERNATIONAL FUND during this semi-annual period. The global economy was also marked by investors' continued enthusiasm for stocks in three industries: telecommunications, media and technology. Again, companies in these so-called 'new economy' industries enjoyed soaring stock prices and valuations while those in traditional 'old-economy' sectors languished on the sidelines. Toward the end of March, however, this dramatic divergence in the market finally reversed as high-growth, high-priced stocks fell in the wake of Nasdaq's sudden decline.

    Our exposure to these new economy sectors contributed to our outperformance. One of our best performers these past months was Ericsson, a stock we purchased when its price faltered in January. Sweden's Ericsson is one of the global leaders in mobile communications equipment. The company holds the world's leading position in selling infrastructure for mobile telecommunications networks and is number three, after Nokia and Motorola, in selling mobile handsets. Ericsson is very well placed to exploit both the convergence of fixed and mobile telephony, as well as the convergence of telecommunications and data communications. These industry trends, as well as the pressure on telecom operators to extend the capacity of their networks, encourage us to retain our position in Ericsson despite the stock's strong performance.

    Another of our strong performers was the French communications agency Havas Advertising, a position we initiated in December of 1999. Advertising trends across Europe have been very strong, driven by strong GDP growth, deregulation of the financial and telecommunications industries, and the need of new `dot.com' companies to create brand recognition. With record consumer confidence in France, advertising trends in Havas' home market have been particularly strong. As the sixth largest advertising agency in the world -- and with the goal of being among the top five soon -- Havas has also benefited from the trend among multinational companies to work increasingly with global advertising agencies who can meet their needs worldwide.

    During this period, we sold our entire position in Peninsular & Orient. P&O, the venerable U.K. shipping concern, is active in cruises (the Princess line), cargo, bulk and container shipping, and ports management. We held P&O shares in hopes that the company's anticipated restructuring efforts would highlight and unlock the value of the conglomerate's individual lines of business. While the company proceeded as expected with disposal and de-merger plans, these positive steps were overshadowed by problems within the cruise industry: In February, U.S. cruise leader Carnival Corporation suggested that cruise prices were softening, particularly in the Caribbean where most industry participants are adding significant new capacity. Combined with the prospect of higher fuel prices, this announcement decimated share prices of all the companies within the industry.

    We reduced our investments in Japan as we liquidated positions in DDI Corp. and Nippon Telephone and Telegraph. The reduction in these investments was mainly due to specific issues with both of the companies and does not reflect a change in our bullish stance towards the Japanese market. While the outlook for Japan has become slightly more uncertain as the economy re-entered a technical recession following two successive periods of negative GDP growth, the latest Bank of Japan Tankan report indicates that the economy may be looking a little healthier once again.

    Our core positions in Japan remain Nikko Securities and Matsushita Electric Industrial. Nikko Securities continues to benefit from an improving Japanese stock market. Citigroup increased its direct ownership interest in Nikko to 20% which we believe is positive for the group. Matsushita Electric Industrial is a leading consumer electronics company with a stable of strong global brands. The restructuring process at MEI appears to be gathering steam which we believe will increase shareholder value in the near term. We continue to look for opportunities in the old economy as Japanese corporate restructuring continues and also search for investments in new economy companies at the appropriate prices.

    We have made a new investment in Citic Pacific, a Hong Kong conglomerate, which is restructuring its asset base and making new investments in the telecommunications industry. Citic Pacific is a well-connected company and this has enabled it to acquire relatively cheap assets in the rapidly growing Chinese telecommunications industry.

    The swift market correction which ushered in the second quarter of this year has not altered our underlying confidence in Europe's economies. Economic indicators in Europe remain strong: Business sentiment in Germany, Europe's largest economy, is at a five-year peak and unemployment across the continent continues to fall. Moreover, while the market's increasing volatility is unnerving, we remain convinced that the fundamental traits of our investments -- leading market positions, good managements and strong barriers to entry -- will prevail over short-term market movements, leading over time to stock price appreciation.

    Although we continue to face the challenge of a bifurcated market and extreme volatility in the short-term, we remain confident about the portfolios of First Eagle Fund of America and First Eagle International Fund. We believe staying committed to our disciplines will prove to be the right strategy in continuing to serve our fellow shareholders' best interests in the long-term.


Thank you for your continued confidence,

Your Investment Team at
Arnhold and S. Bleichroeder Advisers, Inc.
May 2000

            First Eagle Fund of America and S&P 500 Stock Index
            Comparison of Change in Value of $10,000 Investment
                     April 10, 1987 to April 30, 2000

Average Annual Total Return (Y Shares)*
---------------------------
1 Year              -5.42%
3 Years             21.32%
10 Years            16.23%
Since Inception**   15.42%

  * After all expenses. C Shares returned 13.09%*** for the period March 2, 1998 (inception) to April 30, 2000 and Class A shares returned -7.02%*** for the period November 19, 1998 (inception) to April 30, 2000.

 ** April 10, 1987
*** Not annualized


               [PERFORMANCE CHART]

           First Eagle Fund   S&P 500
Date         of America       w/income
----       ----------------   --------
 4/10/87       $10,000       $10,000
10/31/87       $ 9,170       $ 8,777
10/31/88       $11,734       $10,085
10/31/89       $14,575       $12,737
10/31/90       $11,999       $11,782
10/31/91       $14,718       $15,730
10/31/92       $17,076       $17,295
10/31/93       $23,088       $19,870
10/31/94       $23,954       $20,631
10/31/95       $29,116       $26,077
10/31/96       $37,009       $32,256
10/31/97       $48,472       $42,736
10/31/98       $57,778       $52,125
10/31/99       $64,754       $65,492
 4/30/00       $65,013       $70,173

Past performance is not predictive of future performance.

              First Eagle International Fund and MSCI EAFE Index
             Comparison of Change in Value of $10,000 Investment
                     April 4, 1994 to April 30, 2000

Average Annual Total Return (Y Shares)*
---------------------------
1 Year              21.81%
3 Years             11.38%
5 Years             13.81%
Since Inception**   10.49%

  * After all expenses. C Shares returned 17.64%*** for the period March 2, 1998 (inception) to April 30, 2000 and
    Class A shares returned -0.82%*** for the period March 12, 1999 (inception) to April 30, 2000.

 ** April 4, 1994
*** Not annualized


               [PERFORMANCE CHART]


             First Eagle       MSCI EAFE
Date      International Fund     Index
----      ------------------     -----
  4/4/94       $10,000          $10,000
12/31/94       $ 9,896          $10,414
12/31/95       $11,047          $11,581
12/31/96       $12,805          $12,281
10/31/97       $13,767          $12,519
10/31/98       $14,571          $13,727
10/31/99       $15,942          $16,888
 4/30/00       $18,327          $18,022

Past performance is not predictive of future performance.

                          FIRST EAGLE FUND OF AMERICA
                              INVESTMENT PORTFOLIO
                                 April 30, 2000
                                  (unaudited)

                                                               MARKET
 SHARES                                          COST          VALUE
------------------------------------------------------------------------
COMMON STOCK (93.85%)

COMPUTER HARDWARE, SOFTWARE &
CONSULTING SERVICES (18.66%)
   36,000   Apple Computer Inc.*             $  3,399,821   $  4,466,250
      200   Cadence Design Systems Inc.*            4,116          3,363
  396,250   Ceridian Corp.*                     7,549,859      8,593,672
  684,800   Comdisco Inc.                      17,449,468     21,271,600
  355,400   NCR Corp.*                         14,729,107     13,727,325
  277,800   Network Associates Inc.*            8,573,553      7,066,537
  155,400   Parametric Technology Corp.*        3,144,672      1,267,481
  659,000   Silicon Graphics Inc.*              8,554,073      4,736,563
  504,700   Storage Technology Corp.*          12,343,716      6,561,100
  215,400   Sungard Data Systems Inc.*          6,990,333      7,444,763
  354,700   Unisys Corp.*                       8,465,847      8,224,606
                                             ------------   ------------
                                               91,204,565     83,363,260
CONSUMER DISCRETIONARY (16.06%)
  268,648   AT&T Corp./Liberty Media Group*     4,497,237     13,415,609
   54,700   Cablevision Systems*                3,789,169      3,702,506
  215,900   Fortune Brands Inc.                 6,907,594      5,397,500
   43,500   Harcourt General Inc.               1,584,306      1,625,812
  438,000   Mandalay Resort Group*              9,131,381      8,267,250
  287,400   Mattel Inc.                         3,446,093      3,520,650
  295,100   Reader's Digest Association
            Inc.                                8,749,864      9,443,200
  349,200   Starwood Hotels & Resorts
            Worldwide Inc.                     11,031,250      9,930,375
   69,800   Tandy Corp                          1,664,225      3,978,600
  120,900   Ventiv Health Inc.*                 1,616,795      1,277,006
  172,000   Whirlpool Corp.                    11,540,214     11,201,500
                                             ------------   ------------
                                               63,958,128     71,760,008
ELECTRONIC & COMMUNICATION EQUIPMENT (12.47%)
  380,300   Cabletron Systems Inc.*             6,765,281      8,699,362
   55,700   General Motors Corp. Cl `H'*        2,124,819      5,364,606
  417,400   Harris Corp.                       12,572,308     13,487,237
  262,900   L-3 Communications*                 9,542,022     13,999,425
  111,250   Symbol Technologies Inc.            6,023,640      6,202,188
  410,300   Thermo Electron Corp.*              9,849,790      7,949,563
                                             ------------   ------------
                                               46,877,860     55,702,381

                       See notes to financial statements.

                                                               MARKET
SHARES                                           COST          VALUE
------------------------------------------------------------------------
FINANCIAL (5.80%)
  163,000   Comerica Inc.                    $  9,210,957   $  6,907,125
  531,400   Finova Group Inc.                  17,727,740      6,808,563
  290,019   Fleet Boston Corp.                 10,490,740     10,277,548
   10,000   Household International Inc.          421,820        417,500
   47,600   Mellon Financial Corp.              1,500,972      1,529,150
                                             ------------   ------------
                                               39,352,229     25,939,886
HEALTH CARE (17.85%)
  413,200   Amgen Inc.*                        11,989,289     23,139,200
  259,600   Bausch & Lomb Inc.                 15,011,372     15,673,350
  329,800   Becton, Dickinson & Co.             9,339,181      8,451,125
  280,400   Genzyme Corp.*                     12,425,685     13,687,025
  603,000   St. Jude Medical Inc.*             18,865,195     18,806,063
                                             ------------   ------------
                                               67,630,722     79,756,763
INDUSTRIALS (15.96%)
    9,300   American Standard Co.*                388,848        381,300
  392,800   Cendant Corp.*                      9,344,234      6,063,850
  355,700   Dun & Bradstreet Corp.             10,602,018     10,715,463
  447,600   Equifax Inc.                       14,394,711     10,938,225
  273,400   Galileo International Inc.         10,934,596      6,322,375
  367,300   General Dynamics Corp.             21,523,643     21,487,050
   23,600   Grainger (W.W.) Inc.                1,319,211      1,023,650
  827,000   Loral Space & Communications
            Ltd.*                              13,927,997      8,114,937
  148,900   Pitney-Bowes Inc.                   6,764,926      6,086,288
    3,100   Textron Inc.                          192,355        192,006
                                             ------------   ------------
                                               89,392,539     71,325,144
MATERIALS (2.53%)
  358,400   Ball Corp.                         14,905,118     11,289,600

TELECOMMUNICATION SERVICES (4.52%)
  184,400   Nextel Communications Inc.*         5,087,046     20,180,275
                                             ------------   ------------
            TOTAL COMMON STOCK                418,408,207    419,317,317
                                             ------------   ------------
PREFERRED STOCK (3.84%)
   67,777   Assistive Technology Inc.
            Ser. E-1*'D'                          883,921        883,921
   51,966   Assistive Technology Inc.
            Ser. E-2*'D'                          500,000        500,000
  331,100   News Corp. Ltd.                     8,227,252     14,568,400
    1,200   Tidewater Holdings Inc. Ser. A
            Conv.*'D'                           1,200,000      1,200,000
                                             ------------   ------------
            TOTAL PREFERRED STOCK              10,811,173     17,152,321
                                             ------------   ------------
WARRANTS (0.00%)
    9,873   Assistive Technology Inc.*                382            382
    1,455   Assistive Technology Inc.
            Ser. E-1*                                   0              0
                                             ------------   ------------
            TOTAL WARRANTS                            382            382
                                             ------------   ------------

                       See notes to financial statements.

                                                               MARKET
SHARES                                           COST          VALUE
------------------------------------------------------------------------
OTHER INVESTMENTS (0.34%)
   16.1616   Euro Outlet Malls, L.P.'D'   $          0   $  1,500,000
                                          ------------   ------------
CONTRACTS
---------------------------------------------------------------------
CALL OPTIONS (0.19%)
     4,000   Amgen Inc. @ $60 exp.
              May 2000                       1,712,000        850,000
                                          ------------   ------------
TOTAL INVESTMENTS                          430,931,762    438,820,020
                                          ------------   ------------
                                          ------------   ------------

PRINCIPAL
---------------------------------------------------------------------
SHORT TERM INVESTMENTS (3.21%)
10,000,000   United States Treasury Bill
              due 7/06/00**                  9,895,684      9,897,330
 4,500,000   United States Treasury Bill
              due 7/27/00                    4,439,644      4,438,773
                                          ------------   ------------
TOTAL SHORT TERM INVESTMENTS                14,335,328     14,336,103
                                          ------------   ------------
                                          ------------   ------------

                                                            MARKET
CONTRACTS                                     COST          VALUE
---------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN (-2.03%)
     4,132   Amgen Inc. @ $55 exp. July 2000             $ (3,460,550)
     4,000   Amgen Inc. @ $55 exp. May 2000                (1,700,000)
       360   Apple Computer Inc. @ $125
              exp. May 2000                                  (265,500)
     1,000   Comdisco Inc. @ $40
              exp. May 2000                                   (46,875)
       553   General Motors Cl. `H' @ $95
              exp. June 2000                                 (470,050)
     1,844   Nextel Communications @ $95
              exp. May 2000                                (3,134,800)
                                                         ------------
             TOTAL COVERED CALL OPTIONS
               WRITTEN (PREMIUM $11,165,085)               (9,077,775)
                                                         ------------
             TOTAL INVESTMENT PORTFOLIO
              (99.40%)                    $434,102,005    444,078,348
                                          ------------
                                          ------------
             Other assets in excess of other
               liabilities (0.60%)                          2,660,974
                                                         ------------
             NET ASSETS (100.00%)                        $446,739,322
                                                         ------------
                                                         ------------

              *  Non-income producing security.
             ** At April 30, 2000, a portion of this security was segregated to cover collateral requirement for options.
            'D' Restricted security priced at fair value by the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2000 is shown below:

                       See notes to financial statements.

             Security                         Acquisition Date      Cost
             --------------------------------------------------------------
             Assistive Technology Project
              Inc. Ser. E-1                        10/3/95       $  883,921
             Assistive Technology Project
              Inc. Ser. E-2                       12/19/96       $  500,000
             Euro Outlet Malls, L.P.              12/30/94               --
             Tidewater Holdings Inc. Ser. A
              Conv. Pfd. Stock                      7/9/96       $1,200,000

                       See notes to financial statements.

                         FIRST EAGLE INTERNATIONAL FUND
                              INVESTMENT PORTFOLIO
                                 April 30, 2000
                                  (unaudited)

                                                             MARKET
 SHARES                                         COST          VALUE
----------------------------------------------------------------------
COMMON AND PREFERRED STOCK (91.19%)

FINLAND (5.94%)
   41,040   Nokia OYJ (telecommunications)   $   674,845   $ 2,359,781
FRANCE (21.91%)
    5,724   Alcatel Alsthom
             (telecommunications)              1,198,787     1,330,071
    4,145   Altran Technologies SA
             (engineering & consulting
             services)                           653,792       849,094
    9,800   AXA (insurance)                      842,944     1,456,515
    9,100   Casino Guichard Perrachon
             (supermarkets)                      929,207       832,550
    5,450   Suez Lyonnaise des Eaux SA
             (utitlity distribution)             953,330       856,684
    4,396   Pinault Printemps (department
             stores)                             937,265       888,894
    2,300   Television Francaise SA
             (television)                      1,390,114     1,578,185
    9,110   Vivendi SA (utility
             distribution)                       922,490       903,197
                                             -----------   -----------
                                               7,827,929     8,695,190
GERMANY (7.32%)
    1,712   Allianz AG (insurance)               591,678       660,370
   34,972   Bayerische Motoren Werke AG
             (automobiles)                     1,052,103       943,294
   11,300   Constantin Film AG*
             (broadcasting)                      782,183       588,374
    7,960   ProSieben Media AG Pfd.
             (television)                      1,159,985       712,295
                                             -----------   -----------
                                               3,585,949     2,904,333
HONG KONG (1.47%)
  127,000   Citic Pacific Ltd. (industrial
             conglomerate)                       724,422       582,075
ITALY (10.28%)
   10,500   Arnoldo Mondadori Editore SpA
             (publishing & printing)             180,243       254,511
   16,600   BIPOP-Carire SpA (banking)           506,954     1,512,666
   84,900   Class Editori SpA (publishing)     1,488,177     1,160,470
   48,250   Luxottica Group SpA ADR
             (optical supplies)                1,145,747     1,151,969
                                             -----------   -----------
                                               3,321,121     4,079,616

                       See notes to financial statements.

                                                             MARKET
SHARES                                         COST          VALUE
----------------------------------------------------------------------
JAPAN (9.01%)
   12,000   Asia Securities Printing Co.,
             Ltd. (printing)                 $   161,502   $   157,668
   47,000   Matsushita Electric Industrial
             Co., Ltd. (electronics)           1,111,843     1,243,766
  111,000   The Nikko Securities Co., Ltd.
             (banking)                           738,514     1,309,507
       10   NTT DoCoMo, Inc.
             (telecommunications)                354,120       334,027
   38,000   Sumitomo Corp. (trading &
             distribution)                       437,663       425,445
   11,000   The Tokio Marine & Fire
             Insurance Co., Ltd.
             (insurance)                         105,344       107,277
                                             -----------   -----------
                                               2,908,986     3,577,690
NETHERLANDS (8.74%)
   37,778   Hunter Douglas NV (window
             treatments)                       1,223,334       864,068
      174   ING Groep NV (banking)                 8,505         9,516
   52,516   Philips Electronics NV
             (electronics)                     1,216,372     2,348,242
   10,382   Wolters Kluwer NV (publishing)       151,013       245,596
                                             -----------   -----------
                                               2,599,224     3,467,422
PORTUGAL (2.17%)
   54,213   Telecel-Communicacoes Pessoais,
             S.A. (telecommunications)         1,038,553       859,583
SPAIN (1.84%)
   65,000   NH Hoteles, S.A.* (hotels)           814,145       731,502
SWEDEN (4.61%)
   13,060   Telefonaktiebolaget LM Ericsson
             AB Cl. `B'*
             (telecommunications)                840,420     1,162,607
   64,944   Information Highway AB*
             (computer services)                 810,518       667,357
                                             -----------   -----------
                                               1,650,938     1,829,964

                       See notes to financial statements.

                                                             MARKET
SHARES                                         COST          VALUE
----------------------------------------------------------------------
SWITZERLAND (2.46%)
    5,025   Charles Voegele Holdings*
             (apparel retailer)              $   894,760   $   978,422
THAILAND (0.57%)
  215,000   Thai Farmers Bank Ltd.*
             (banking)                           356,259       225,811
UNITED KINGDOM (13.06%)
   25,309   Cable & Wireless plc
             (telecommunications)                322,567       421,751
   72,128   Premier Farnell plc
             (electronics distribution)          484,371       468,928
  403,200   Rentokil Initial plc
             (environmental services)            947,151     1,108,784
   80,000   SmithKline Beecham plc
             (pharmaceutical)                  1,024,140     1,100,923
  147,701   Vodafone Airtouch plc
             (telecommunications)                516,705       678,302
   82,000   Williams plc (security devices)      470,612       466,069
   61,850   WPP Group plc (advertising)          331,043       938,734
                                             -----------   -----------
                                               4,096,589     5,183,491
UNITED STATES (1.81%)
   13,500   UnitedGlobalcom Inc.*
             (broadcast services)                688,359       717,188
                                             -----------   -----------
TOTAL INVESTMENTS                             31,182,079    36,192,068
                                             -----------   -----------
                                             -----------   -----------

PRINCIPAL
----------------------------------------------------------------------
SHORT TERM INVESTMENTS (6.26%)
2,500,000   United States Treasury Bill
             due 6/8/00**                      2,485,117     2,485,173
                                             -----------   -----------
            TOTAL INVESTMENT PORTFOLIO
             (97.45%)                        $33,667,196    38,677,241
                                             -----------   -----------
                                             -----------
            Other assets in excess of other
             liabilities (2.55%)                             1,010,923
                                                           -----------
            NET ASSETS (100.00%)                           $39,688,164
                                                           -----------
                                                           -----------

             *  Non-income producing security.
            **  At April 30, 2000, a portion of this
                security was segregated to cover collateral requirements for currency contracts.

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2000
                                  (unaudited)

                                             FIRST EAGLE        FIRST EAGLE
                                           FUND OF AMERICA   INTERNATIONAL FUND
ASSETS:
   Investments -- Cost                      $430,931,762        $31,182,079
   Short-term investments -- Cost             14,335,328          2,485,117

   Investments, at value                     438,820,020         36,192,068
   Short-term investments, at value           14,336,103          2,485,173
   Cash                                          588,303            939,576
   Dividends and interest receivable             155,725             69,077
   Receivable for open forward foreign
    currency contracts (note 6)                       --              4,313
   Receivable for Fund shares sold             1,404,779                 --
   Receivable for investments sold             4,256,692          1,187,033
   Other receivable                              631,000                 --
                                            ------------        -----------
   TOTAL ASSETS                              460,192,622         40,877,240
                                            ------------        -----------
LIABILITIES:
   Options written at value** (note 4)         9,077,775                 --
   Payable for investments purchased           3,533,639          1,019,650
   Payable for closed forward foreign
    currency contracts                                --             15,745
   Payable for Fund shares redeemed              289,668                 --
   Management fee payable                        366,208             32,867
   Accrued operating expenses                    186,010            120,814
                                            ------------        -----------
   TOTAL LIABILITIES                          13,453,300          1,189,076
                                            ------------        -----------
TOTAL NET ASSETS                            $446,739,322        $39,688,164
                                            ------------        -----------
                                            ------------        -----------
Net Assets were comprised of:
   Par value of capital shares (note 5)          235,341             23,287
   Capital paid in excess of par value
    (note 5)                                 418,210,093         29,743,263
   Net unrealized appreciation of
    investments, written options and
    foreign currency related transactions      9,976,343          5,007,263
   Accumulated net realized gain on
    investments, written options and
    foreign currency related transactions     18,788,451          5,184,252
   Undistributed net investment loss            (470,906)          (269,901)
                                            ------------        -----------
   NET ASSETS                               $446,739,322        $39,688,164
                                            ------------        -----------
                                            ------------        -----------
SHARES OUTSTANDING
   Class Y                                    22,562,037          2,274,886
   Class C                                       915,310             49,311
   Class A                                        56,795              4,474
NET ASSET VALUE PER SHARE:
   Class Y (and redemption price)                 $19.00             $17.05
   Class C*                                       $18.64             $16.72
   Class A                                        $18.94             $16.99


 * For the period from November 1, 1999 to February 29, 2000 and effective
   March 1, 2000, the redemption price is NAV of Class C shares reduced by a 1.25% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within the first year of purchase.


** Premiums received for First Eagle Fund of America were $11,165,085.

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                                 April 30, 2000
                                  (unaudited)

                                              FIRST EAGLE        FIRST EAGLE
                                            FUND OF AMERICA   INTERNATIONAL FUND
INVESTMENT INCOME:
   Dividend income                            $ 2,284,527         $  113,880
   Interest income                                247,051             79,882
   Miscellaneous Income                           632,804                 --
   Less: Foreign withholding tax                       --            (17,178)
                                              -----------         ----------
      TOTAL INVESTMENT INCOME                   3,164,382            176,584
                                              -----------         ----------

EXPENSES:
   Management fee (note 2)                      2,519,016            198,911
   Services fee (note 2)                          629,753             49,728
   Transfer agent fees                            138,169             19,228
   Legal fees                                      61,937             43,065
   Custodian fees (note 3)                         42,021             34,859
   Registration expenses                           51,164             15,838
   Audit fees                                      24,027             24,020
   Accounting fees                                 28,654             44,468
   Trustee fees                                    18,048             18,507
   Printing expenses                               18,126              2,757
   Miscellaneous expenses                          31,816              8,874
   Distribution fees (note 2)                      72,557              3,228
                                              -----------         ----------
      TOTAL EXPENSES                            3,635,288            463,483
                                              -----------         ----------
   Less: Custody earnings credits (note 3)             --            (16,998)
                                              -----------         ----------

      NET EXPENSES                              3,635,288            446,485
                                              -----------         ----------

   NET INVESTMENT LOSS                           (470,906)          (269,901)
                                              -----------         ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY RELATED TRANSACTIONS:
   Net Realized Gain (Loss) from:
    Investment transactions                    20,587,536          5,186,962
    Foreign currency translation                       --            (17,432)
                                              -----------         ----------

   NET REALIZED GAIN                           20,587,536          5,169,530
Change in Net Unrealized Appreciation of
Investments, Written Options and Foreign
Currency Related Transactions:
    Beginning of period                        24,984,200          4,651,494
    End of period                               9,976,343          5,007,263
                                              -----------         ----------
(DECREASE)/INCREASE IN NET UNREALIZED
 APPRECIATION                                 (15,007,857)           355,769
                                              -----------         ----------
NET GAIN ON INVESTMENTS, WRITTEN OPTIONS
 AND FOREIGN CURRENCY RELATED TRANSACTIONS      5,579,679          5,525,299
                                              -----------         ----------
INCREASE IN NET ASSETS FROM OPERATIONS        $ 5,108,773         $5,255,398
                                              -----------         ----------
                                              -----------         ----------

                       See notes to financial statements.

                          FIRST EAGLE FUND OF AMERICA
                       STATEMENT OF CHANGES IN NET ASSETS
  For the six months ended April 30, 2000 and the year ended October 31, 1999
                                  (unaudited)

                                          2000                1999
OPERATIONS:
 Net investment (loss)/income         $    (470,906)      $   1,471,360
 Net realized gain                       20,587,536          82,107,831
 Decrease in net unrealized
   appreciation                         (15,007,857)        (37,261,549)
                                      -------------       -------------
 INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        5,108,773          46,317,642
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                           --                  --
 Net realized gain                      (40,736,792)        (79,492,608)
                                      -------------       -------------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS        (40,736,792)        (79,492,608)
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares        87,662,745         256,276,010
 Net asset value of shares issued
   for reinvestment of capital gains     34,916,258          69,129,616
 Cost of shares redeemed               (197,641,352)       (127,273,264)
                                      -------------       -------------
 (DECREASE)/INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS         (75,062,349)        198,132,362
                                      -------------       -------------
(DECREASE)/INCREASE IN NET ASSETS      (110,690,368)        164,957,396
NET ASSETS:
 Beginning of period                    557,429,690         392,472,294
                                      -------------       -------------
 END OF PERIOD                        $ 446,739,322       $ 557,429,690
                                      -------------       -------------
                                      -------------       -------------

                       See notes to financial statements.

                         FIRST EAGLE INTERNATIONAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS
  For the six months ended April 30, 2000 and the year ended October 31, 1999
                                  (unaudited)

                                             2000              1999
OPERATIONS:
 Net investment loss                      $  (269,901)      $  (288,694)
 Net realized gain                          5,169,530         3,513,921
 Increase in net unrealized appreciation      355,769             4,062
                                          -----------       -----------
 INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                               5,255,398         3,229,289
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             --                --
 Net realized gain                         (3,094,098)       (3,269,629)
                                          -----------       -----------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS           (3,094,098)       (3,269,629)
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares           1,249,394         5,260,401
 Net asset value of shares issued for
   reinvestment of capital gains            2,565,949         2,737,672
 Cost of shares redeemed                   (1,888,189)      (10,888,194)
                                          -----------       -----------
 INCREASE/(DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                  1,927,154        (2,890,121)
                                          -----------       -----------
INCREASE/(DECREASE) IN NET ASSETS           4,088,454        (2,930,461)
NET ASSETS:
 Beginning of period                       35,599,710        38,530,171
                                          -----------       -----------
 END OF PERIOD                            $39,688,164       $35,599,710
                                          -----------       -----------
                                          -----------       -----------

                       See notes to financial statements.

                               FIRST EAGLE FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Fund of America, Inc. and First Eagle International Fund, Inc., each a Maryland corporation, were reorganized as separate Series of First Eagle Trust, a Delaware business trust, (the 'Trust') effective February 28, 1998. The trust is registered under the Investment Company Act of 1940 as amended (the 'Act') as a non-diversified, open-end management investment company. The Trust presently consists of two separate portfolios ('Series'): First Eagle Fund of America (a 'Fund') and First Eagle International Fund (a 'Fund'). Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which she or he owns shares. Each Series offers Class Y, Class C, and Class A shares. All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees.

A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

A Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. A Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. A Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FORWARD CURRENCY CONTRACTS: In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into forward currency contracts. Additionally, a Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related unrealized foreign exchange gains and losses are included in the statement of operations. A Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

C. FOREIGN CURRENCY TRANSLATION -- The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of a Fund are presented at the foreign exchange rates and market values at the close of the period. A Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. FEDERAL INCOME TAX STATUS -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Funds record dividends and distributions to its shareholders on the record date.

F. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement') an annual advisory fee of 1.0% of the average daily net assets of each Fund.

ASB (the 'Distributor') serves as the distributor of the Trust's Class Y, Class C, and Class A shares. The Distributor receives an annual services fee at the annual rate of 0.25% of each portfolio's daily net assets payable monthly, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

For the period from November 1, 1999 to February 29, 2000, shareholders paid the distributor a contingent deferred sales charge ('CDSC') of 1.25% on Class C shares which applied if redemption occurred within the first year of purchase. Effective March 1, 2000, the contingent deferred sales charge has been changed to 1.00%. In addition, the Trust also pays a distribution fee (12b-1) with respect to Class C shares and Class A shares calculated at the annual rate of 0.75% and 0.25% respectively, of the average daily net assets. For the six months ended April 30, 2000, total 12b-1 fees for Class C shares and Class A shares were as follows:

                                                  Class C        Class A
                                                  -------        -------
First Eagle Fund of America                       $70,986         $1,571
First Eagle International Fund                    $ 3,133         $   95

NOTE 3. CUSTODIAN FEES -- The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. As of April 30, 2000 the portfolios' custodian fees and related offset were as follows:

                                          Custodian Fees   Credits Earned
                                          --------------   --------------
First Eagle Fund of America                  $42,021               --
First Eagle International Fund               $34,859          $16,998

NOTE 4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the six months ended April 30, 2000 were as follows:

                                           Purchases        Sales
                                           ---------        -----
First Eagle Fund of America               $128,312,879   $242,478,821
First Eagle International Fund            $ 31,183,370   $ 30,542,164

For the six months ended April 30, 2000 First Eagle Fund of America and First Eagle International Fund had the following written options transactions:

FIRST EAGLE FUND OF AMERICA

                                       Number of Contracts     Premium
                                       -------------------     -------
 Options outstanding at
  October 31, 1999                           12,046          $ 5,104,916
 Options written                             26,503           19,198,037
 Options exercised                            4,643            2,396,448
 Options expired/closed                      22,017           10,741,420
                                             ------          -----------
 Options outstanding at
  April 30, 2000                             11,889          $11,165,085
                                             ------          -----------
                                             ------          -----------

FIRST EAGLE INTERNATIONAL FUND

                                          Number of Contracts   Premium
                                          -------------------   -------
 Options outstanding at
  October 31, 1999                                25            $ 75,235
 Options written                                  25             137,420
 Options exercised                                25             137,420
 Options expired/closed                           25              75,235
                                                  --            --------
 Options outstanding at April 30, 2000             0            $      0
                                                  --            --------
                                                  --            --------

For the six months ended April 30, 2000, the First Eagle Fund of America and First Eagle International Fund paid brokerage commissions on securities transactions of $716,597 and $127,777 of which $21,580 and $9,439 was paid to ASB, respectively.

NOTE 5. CAPITAL SHARES -- The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                                Class Y        Class C      Class A
                                -------        -------      -------
First Eagle Fund of America   $397,049,934   $20,110,033   $1,285,467
First Eagle International
Fund                          $ 28,907,868   $   791,689   $   66,993

Transactions in shares of each portfolio were as follows:


                            Six months ended                Year ended
                             April 30, 2000              October 31, 1999
                             --------------              ----------------
                         Shares        Amount         Shares         Amount
                         ------        ------         ------         ------
FIRST EAGLE FUND OF AMERICA CLASS Y
Shares sold             4,350,258   $  85,831,319    10,506,742   $ 234,618,369
Shares redeemed        (9,759,616)   (192,662,717)   (5,720,598)   (126,601,217)
Shares issued on
reinvestment            1,764,711      33,493,785     3,223,043      67,570,333
                       ----------   -------------   -----------   -------------
Net (Decrease)/
Increase               (3,644,647)  $ (73,337,613)    8,009,187   $ 175,587,485
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------


                                Six months ended            Year ended
                                 April 30, 2000          October 31, 1999
                                 --------------          ----------------
                              Shares      Amount       Shares       Amount
                              ------      ------       ------       ------
FIRST EAGLE FUND OF AMERICA CLASS C
Shares sold                    67,238   $ 1,280,526    902,526   $ 19,902,637
Shares redeemed              (197,043)   (3,834,848)   (31,574)      (671,996)
Shares issued on
reinvestment                   73,583     1,375,169     69,078      1,476,797
                             --------   -----------   --------   ------------
Net (Decrease)/Increase       (56,222)  $(1,179,153)   940,030   $ 20,707,438
                             --------   -----------   --------   ------------
                             --------   -----------   --------   ------------

                                                        For the period from
                                Six months ended       November 20, 1998 to
                                 April 30, 2000          October 31, 1999
                                 --------------          ----------------
                              Shares      Amount       Shares       Amount
                              ------      ------       ------       ------
FIRST EAGLE FUND OF AMERICA CLASS A
Shares sold                    28,220   $   550,900     77,985   $  1,755,004
Shares redeemed               (55,712)   (1,143,787)        (2)           (51)
Shares issued on
reinvestment                    2,498        47,304      3,806         82,486
                             --------   -----------   --------   ------------
Net (Decrease)/Increase       (24,994)  $  (545,583)    81,789   $  1,837,439
                             --------   -----------   --------   ------------
                             --------   -----------   --------   ------------

                                Six months ended            Year ended
                                 April 30, 2000          October 31, 1999
                                 --------------          ----------------
                              Shares      Amount       Shares       Amount
                              ------      ------       ------       ------
FIRST EAGLE INTERNATIONAL FUND CLASS Y
Shares sold                    66,624   $ 1,161,846    301,060   $  4,668,298
Shares redeemed              (104,189)   (1,814,458)  (704,487)   (10,755,409)
Shares issued on
reinvestment                  163,961     2,544,669    175,851      2,716,066
                             --------   -----------   --------   ------------
Net Increase/(Decrease)       126,396   $ 1,892,057   (227,576)  $ (3,371,045)
                             --------   -----------   --------   ------------
                             --------   -----------   --------   ------------

                                       Six months ended        Year ended
                                        April 30, 2000      October 31, 1999
                                        --------------      ----------------
                                       Shares    Amount    Shares    Amount
                                       ------    ------    ------    ------
FIRST EAGLE INTERNATIONAL FUND CLASS C
Shares sold                             5,200   $ 84,835   34,641   $ 525,359
Shares redeemed                        (4,013)   (73,731)  (8,536)   (132,763)
Shares issued on
reinvestment                            1,393     21,280    1,409      21,606
                                       ------   --------   ------   ---------
Net Increase                            2,580   $ 32,384   27,514   $ 414,202
                                       ------   --------   ------   ---------
                                       ------   --------   ------   ---------

                                                     For the period from
                                 Six months ended     March 11, 1999 to
                                  April 30, 2000      October 31, 1999
                                  --------------      ----------------
                                Shares    Amount     Shares      Amount
                                ------    ------     ------      ------
FIRST EAGLE INTERNATIONAL FUND CLASS A
Shares sold                      --      $  --       4,475       $66,744
Shares redeemed                  --         --          (1)          (22)
Shares issued on reinvestment    --         --          --            --
                                -----    ---------   -----       -------
Net Increase                     --      $  --       4,474       $66,722
                                -----    ---------   -----       -------
                                -----    ---------   -----       -------

Of the 23,534,142 shares of common stock outstanding for First Eagle Fund of America and 2,328,671 shares of common stock outstanding for First Eagle International Fund at April 30, 2000 ASB owned 34,305 and 10,767 shares and the ASB Profit Sharing Plan owned 514,008 and 247,348 shares respectively. The directors and officers of the Trust owned approximately 1,178,338 shares of First Eagle Fund of America and 355,289 shares of the First Eagle International Fund at April 30, 2000.

NOTE 6. FORWARDS -- As of April 30, 2000, First Eagle International had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $25,051:

                         FIRST EAGLE INTERNATIONAL FUND

TRANSACTION HEDGES:

Foreign Currency Purchases
SETTLEMENT                               U.S.$ VALUE AT         U.S.$          UNREALIZED
  DATES         FOREIGN CURRENCY TO         APRIL 30,           TO BE           LOSS AT
 THROUGH            BE RECEIVED               2000            DELIVERED      APRIL 30, 2000
-------------------------------------------------------------------------------------------
 5/01/00        280,023  Euro                255,169           269,214)          (14,045)
 5/08/00        446,828  Pound Sterling      699,151           705,882            (6,731)
                                            --------          --------          --------
                                             954,320           975,096           (20,776)
                                            --------          --------          --------
Foreign Currency Sales
SETTLEMENT                                    U.S.$        U.S.$ VALUE AT      UNREALIZED
  DATES         FOREIGN CURRENCY TO           TO BE           APRIL 30,         GAIN AT
 THROUGH           BE DELIVERED             RECEIVED            2000         APRIL 30, 2000
-------------------------------------------------------------------------------------------
 5/01/00        949,571  Euro                 904,953           865,292          39,661
 5/08/00        179,092  Pound Sterling       282,079           280,226           1,853
                                            ---------         ---------          ------
                                            1,187,032         1,145,518          41,514
                                            ---------         ---------          ------

PORTFOLIO HEDGES:


Foreign Currency Sales
SETTLEMENT                                 U.S.$      U.S.$ VALUE AT      UNREALIZED
  DATES         FOREIGN CURRENCY TO        TO BE         APRIL 30,         GAIN AT
 THROUGH           BE DELIVERED           RECEIVED         2000         APRIL 30, 2000
--------------------------------------------------------------------------------------
 5/10/00    370,000,000  Japanese Yen     3,418,101      3,413,788           4,313
                                         ----------     ----------         -------
                                         $5,559,453     $5,534,402         $25,051
                                         ----------     ----------         -------
                                         ----------     ----------         -------

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD

FUND OF AMERICA CLASS Y SHARES

                         FOR THE
                        SIX MONTHS
                          ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                        APRIL 30,        ------------------------------------------------------
                           2000           1999        1998        1997        1996        1995
                           ----           ----        ----        ----        ----        ----
NET ASSET VALUE,
 BEGINNING OF PERIOD      $20.46         $21.53      $20.59      $17.97      $16.28      $15.45
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment
    (loss)/income          (0.02)          0.07       (0.08)      (0.06)      (0.04)      (0.04)
  Net realized and
    unrealized gain         0.10           2.45        3.62        5.31        4.08        2.87
                          ------         ------      ------      ------      ------      ------
Total from investment
 operations                 0.08           2.52        3.54        5.25        4.04        2.83
                          ------         ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
 FROM:
  Net investment
    income                    --             --          --          --          --          --
  Net realized gain        (1.54)         (3.59)      (2.60)      (2.63)      (2.35)      (2.00)
                          ------         ------      ------      ------      ------      ------
Total distributions        (1.54)         (3.59)      (2.60)      (2.63)      (2.35)      (2.00)
                          ------         ------      ------      ------      ------      ------
NET ASSET VALUE, END
 OF PERIOD                $19.00         $20.46      $21.53      $20.59      $17.97      $16.28
                          ------         ------      ------      ------      ------      ------
                          ------         ------      ------      ------      ------      ------
Total Return*                0.4 %'D''D'    12.1%       19.2 %      31.0 %      27.1 %      21.6 %
Net assets, end of
 period                 $428,600,487     $536,157,945 $391,797,350 $254,438,325 $163,402,847 $134,350,180
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses (1)               1.4 %'D'       1.4%        1.5 %       1.7 %       1.8 %       1.9 %
  Net investment
    (loss)/income           (0.2)%'D'       0.3%       (0.4)%      (0.3)%      (0.2)%      (0.3)%
Portfolio turnover
 rate                         43 %           89%         83 %        98 %        93 %        81 %



      * Past performance is not predictive of future performance.

     ** Commencement of investment operations

    'D' Annualized

 'D''D' Total return not annualized

    (1) For the year ended October 31, 1999, the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.4%.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FUND OF AMERICA CLASS C SHARES

                                 FOR THE SIX MONTHS     FOR THE YEAR      MARCH 2, 1998**
                                  ENDED APRIL 30,     ENDED OCTOBER 31,   THROUGH OCT. 31,
                                        2000                1999                1998
                                        ----                ----                ----
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $     20.18          $     21.43          $  21.07
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment loss                    (0.09)               (0.20)            (0.16)
   Net realized and unrealized
    gain                                   0.09                 2.54              0.52
                                    -----------          -----------          --------
Total from investment
 operations                                0.00                 2.34              0.36
                                    -----------          -----------          --------
LESS DISTRIBUTIONS FROM:
   Net investment income                     --                   --                --
   Net realized gain                      (1.54)               (3.59)               --
                                    -----------          -----------          --------
Total distributions                       (1.54)               (3.59)               --
                                    -----------          -----------          --------
NET ASSET VALUE, END OF PERIOD      $     18.64          $     20.18          $  21.43
                                    -----------          -----------          --------
                                    -----------          -----------          --------
Total Return*                               0.0 %'D''D'         11.2 %            1.7 %'D''D'
Net assets, end of period           $17,063,230          $19,601,461          $674,944
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                             2.2 %'D'             2.1 %             1.8 %'D'
   Net investment loss                     (0.9)%'D'            (0.9)%            (0.9)%'D'
Portfolio turnover rate                      43 %                 89 %              83 %

      * Past performance is not predictive of future performance.

     ** Commencement of investment operations

    'D' Annualized

 'D''D' Total return not annualized

    (1) For the year ended October 31, 1999, the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 2.1%.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FUND OF AMERICA CLASS A SHARES

                                                 FOR THE SIX MONTHS   NOVEMBER 20, 1998**
                                                  ENDED APRIL 30,     THROUGH OCTOBER 31,
                                                        2000                 1999
                                                        ----                 ----
NET ASSET VALUE, BEGINNING OF PERIOD                 $    20.42           $    20.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                    (0.04)               (0.09)
   Net realized and unrealized gain                        0.10                 1.93
                                                     ----------           ----------
Total from investment operations                           0.06                 1.84
                                                     ----------           ----------
LESS DISTRIBUTIONS FROM:
   Net investment income                                     --                   --
   Net realized gain                                      (1.54)               (1.75)
                                                     ----------           ----------
Total distributions                                       (1.54)               (1.75)
                                                     ----------           ----------
NET ASSET VALUE, END OF PERIOD                       $    18.94           $    20.42
                                                     ----------           ----------
                                                     ----------           ----------
Total Return*                                               0.3 %'D''D'           8.6 %'D''D'
Net assets, end of period                            $1,075,605           $1,670,284
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                                             1.7 %'D'             1.6 %'D'
   Net investment loss                                     (0.4)%'D'            (0.4)%'D'
Portfolio turnover rate                                      43 %                 89 %

      * Past performance is not predictive of future performance.

     ** Commencement of investment operations

    'D' Annualized

 'D''D' Total return not annualized

    (1) For the period from November 19, 1998 ended October 31, 1999 , the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.6%'D'.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

INTERNATIONAL FUND CLASS Y

                                                                           FOR THE
                                                                            PERIOD
                                FOR THE                                      FROM
                              SIX MONTHS        FOR THE YEAR ENDED        JANUARY 1,       FOR THE YEAR ENDED
                                 ENDED              OCTOBER 31,            THROUGH            DECEMBER 31,
                               APRIL 30,     -------------------------   OCTOBER 31,    -------------------------
                                 2000           1999          1998           1997          1996          1995
                                 ----           ----          ----           ----          ----          ----
NET ASSET VALUE,
 BEGINNING OF PERIOD            $16.18         $16.09        $16.17         $15.04        $13.38        $12.37
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment loss            (0.13)         (0.17)        (0.06)         (0.12)        (0.16)        (0.13)
  Net realized and
    unrealized gain               2.41           1.60          0.95           1.25          2.29          1.57
                                ------         ------        ------         ------        ------        ------
Total from investment
 operations                       2.28           1.43          0.89           1.13          2.13          1.44
                                ------         ------        ------         ------        ------        ------
LESS DISTRIBUTIONS
 FROM:
  Net investment
    income                          --             --            --             --            --            --
  Net realized gain              (1.41)         (1.34)        (0.97)            --         (0.47)        (0.43)
                                ------         ------        ------         ------        ------        ------
Total distributions              (1.41)         (1.34)        (0.97)            --         (0.47)        (0.43)
                                ------         ------        ------         ------        ------        ------
NET ASSET VALUE, END
 OF PERIOD                      $17.05         $16.18        $16.09         $16.17        $15.04        $13.38
                                ------         ------        ------         ------        ------        ------
                                ------         ------        ------         ------        ------        ------
Total Return*                     15.0 %'D''D'    9.4 %         5.8 %          7.5 %'D''D'  15.9 %        11.6 %
Net assets, end of
 period                       $38,787,546    $34,781,555   $38,222,433   $36,320,210    $32,105,280   $22,420,889
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses (1)                     2.3 %'D'       2.4 %         2.4 %          2.3 %'D'      2.9 %         3.1 %
  Net investment loss             (1.5)%'D'      (1.1)%        (0.5)%         (1.0)%'D'     (1.1)%        (1.1)%
Portfolio turnover
 rate                               81 %           87 %          85 %           54 %         101 %         166 %

      * Past performance is not predictive of future performance.

     ** Commencement of investment operations

    'D' Annualized

 'D''D' Total return not annualized

    (1) For the six months ended April 30, 2000 and for the year ended October 31, 1999 the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the expense ratios are 2.2%'D' and 2.4%, respectively.

FINANCIAL HIGHLIGHTS
    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

INTERNATIONAL FUND CLASS C

                                             FOR THE
                                            SIX MONTHS        FOR THE     MARCH 2, 1998
                                              ENDED         YEAR ENDED       THROUGH
                                            APRIL 30,       OCTOBER 31,    OCTOBER 31,
                                               2000            1999          1998**
                                               ----            ----          ------
NET ASSET VALUE, BEGINNING OF PERIOD         $  15.95        $  16.01       $  16.90

INCOME FROM INVESTMENT OPERATIONS
   Net investment (loss)/income                 (0.19)          (0.29)          0.84
   Net realized and unrealized gain/(loss)       2.37            1.57          (1.73)
                                             --------        --------       --------
Total from investment operations                 2.18            1.28          (0.89)
                                             --------        --------       --------

LESS DISTRIBUTIONS FROM:
   Net investment income                           --              --             --
   Net realized gain                            (1.41)          (1.34)            --
                                             --------        --------       --------
Total distributions                             (1.41)          (1.34)            --
                                             --------        --------       --------
NET ASSET VALUE, END OF PERIOD               $  16.72        $  15.95       $  16.01
                                             --------        --------       --------
                                             --------        --------       --------
Total Return*                                    14.5 %'D''D'     8.4 %        (5.3)%'D''D'
Net assets, end of period                    $824,602        $745,850       $307,738

RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                                   3.1 %'D'        3.2 %          2.3 %'D'
   Net investment (loss)/income                  (2.3)%'D'       (2.0)%          4.2 %'D'
Portfolio turnover rate                            81 %            87 %           93 %

      * Past performance is not predictive of future performance.

     ** Commencement of investment operations

    'D' Annualized

 'D''D' Total return not annualized

    (1) For the six months ended April 30, 2000 and for the year ended October 31, 1999 the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the ratio of expenses to average net assets would be 3.0%'D' and 3.1%, respectively.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

INTERNATIONAL FUND CLASS A

                                                            FOR THE
                                                          SIX MONTHS    MARCH 11, 1999
                                                             ENDED         THROUGH
                                                           APRIL 30,     OCTOBER 31,
                                                             2000           1999**
                                                             ----           ------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 16.15        $ 15.06

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                        (0.15)         (0.15)
   Net realized and unrealized gain                            2.40           1.24
                                                            -------        -------
Total from investment operations                               2.25           1.09
                                                            -------        -------

LESS DISTRIBUTIONS FROM:
   Net investment income                                         --             --
   Net realized gain                                          (1.41)            --
                                                            -------        -------
Total distributions                                           (1.41)            --
                                                            -------        -------
NET ASSET VALUE, END OF PERIOD                              $ 16.99        $ 16.15
                                                            -------        -------
                                                            -------        -------
Total Return*                                                  14.8 %'D''D'    7.2 %'D''D'
Net assets, end of period                                   $76,016        $72,305

RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                                                 2.6 %'D'       2.7 %'D'
   Net investment loss                                         (1.8)%'D'      (1.6)%'D'
Portfolio turnover rate                                          81 %           87 %

      * Past performance is not predictive of future performance.

     ** Commencement of investment operations

    'D' Annualized

 'D''D' Total return not annualized

    (1) For the six months ended April 30, 2000 and for the period from November 19, 1998 ended October 31, 1999, the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the ratio of expenses to average net assets would be 2.5%'D' and 2.7%'D', respectively.

FIRST EAGLE FUNDS
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-4300
TOLL FREE (800) 451-3623
TRANSFER AGENT FAX: (614) 470-8702
WEBSITE: www.firsteaglefunds.com

TRUSTEES
JOHN P. ARNHOLD
CANDACE K. BEINECKE
EDWIN J. EHRLICH
K. GEORG GABRIEL
ROBERT J. GELLERT
JAMES E. JORDAN
MICHAEL M. KELLEN, Vice Chairman of the Board
WILLIAM M. KELLY
STANFORD S. WARSHAWSKY, Chairman of the Board

OFFICERS
JOHN P. ARNHOLD, Co-President
HAROLD J. LEVY, Co-President
DAVID L. COHEN, Senior Vice President
ARTHUR F. LERNER, Senior Vice President
ROBERT MILLER, Treasurer
ROBERT BRUNO, Vice President and Secretary
TRACY LA POINTE SALTWICK, Vice President
CARI LEVINE, Asst. Treasurer
STEFANIE SPRITZLER, Asst. Treasurer
SUZAN J. AFIFI, Asst. Secretary

INVESTMENT ADVISER
ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10005

TRANSFER AGENT
BISYS FUND SERVICES, INC.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
SHEARMAN & STERLING
599 Lexington Avenue
New York, NY 10022

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
757 Third Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus and the most recent calendar quarter standardized performance information.

                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as...................................'D'